UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 22, 2026
Expensify, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41043	27-0239450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
88 Kearny St, Ste 1600
San Francisco, California 94108
(Address of Principal Executive Offices) (Zip Code)
(971) 365-3939
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EXFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 22, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal 1: Election of Directors

The Company’s stockholders elected David Barrett, Ryan Schaffer, Jason Mills, Daniel Vidal, Carlos Alvarez Divo, Timothy L. Christen, Ying (Vivian) Liu and Ellen Pao as members of the Company’s board of directors to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
David Barrett	456,161,131	23,911,792	33,914,885
Ryan Schaffer	457,329,726	22,743,197	33,914,885
Jason Mills	457,506,915	22,566,008	33,914,885
Daniel Vidal	457,544,874	22,528,049	33,914,885
Carlos Alvarez Divo	457,821,099	22,251,824	33,914,885
Timothy L. Christen	460,128,589	19,944,334	33,914,885
Ying (Vivian) Liu	463,906,730	16,166,193	33,914,885
Ellen Pao	463,909,648	16,163,275	33,914,885

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
507,688,387	79,336	6,220,085	—

Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
463,816,243	10,148,633	6,108,047	33,914,885
Proposal 4: Approval and Adoption of Amendments to Our Amended and Restated Certificate of Incorporation to Effect (i) a Reverse Stock Split and (ii) a Corresponding Decrease in Authorized Shares

The Company’s stockholders approved and adopted amendments to the Company’s amended and restated certificate of incorporation to effect (i) a reverse stock split and (ii) a corresponding decrease in authorized shares. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
508,746,708	5,199,186	41,914	—
Based on the foregoing votes, the eight director nominees were elected and Proposals 2, 3 and 4 were approved.

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expensify, Inc.

By:	/s/ Ryan Schaffer
Name:	Ryan Schaffer
Title:	Chief Financial Officer
Date: May 26, 2026